EXHIBIT 99.6

                       IN THE UNITED STATE DISTRICT COURT
                                     FOR THE
                              DISTRICT OF COLORADO


Civil Action No. 99-D-2203

SECURITIES AND EXCHANGE COMMISSION

     Plaintiff,

v.

ACCELR8 TECHNOLOGY CORPORATION. THOMAS A.GEIMER, HARRY J; FLEURY, and JAMES GODKIN,

     Defendants

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              CONSENT AND UNDERTAKING OF DEFENDANT HARRY J. FLEURY
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1. Defendant Harry J. Fleury ("Fleury"), having read and understood the Third Amended Complaint in this action (the "Complaint") and the attached proposed Final Judgment of Permanent Injunction and Other Relief. Sought as to Defendant Harry J. Fleury ("Final Judgment"), and solely for purposes of consenting to the entry of the Final Judgment; (i) enters a general appearance; (ii) consents to the Court's jurisdiction over him and the subject matter of this action; and (iii) admits that he was served with a Summons and the Complaint.

2. Fleury, without admitting or denying any of the allegations in the Complaint, except as to jurisdiction, which he admits, hereby consents to the entry, without further notice, of the Final Judgment in the form attached to this Consent and Undertaking ("Consent"), restraining and enjoining him from engaging in transactions, acts, practices and courses of business which constitute or would constitute aiding and abetting violations of Section 13(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") [15 U.S.C.ss.78m(a)] and Rules 13a-1, 13a-13, and 12b-20 thereunder [17 C.F.R. 240.13a-1, 13a-13, and 12b-20] violating
     Section 13(b) of the Exchange Act [15 U.S.C.ss.78m(b)] and Rules 13b2-1 and 13b2-2 thereunder [17 C.F.R.240.13b2-1] and imposing a civil penalty of Twenty Thousand Dollars ($20,000.00).

3. Fleury understands and agrees to comply with the policy of the Securities and Exchange Commission ("Commission") "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint" [17 C.F.R.ss.202.5(e)]. In compliance with this policy, Fleury agrees: (i) not to take any action or to make or permit to be made any public statements denying, directly or indirectly, any allegation in the Complaint or creating the impression that the Complaint and Final Judgment are with factual basis; and (ii) that if Fleury breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and place this proceeding on its active docket. Nothing in this provision affects Fleury's testimonial obligations or rights to take legal positions in litigation in which the Commission is not a party.

4. Fleury waives notice of entry and service of the Final Judgment, and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to him of the terms and conditions in the Final Judgment. Nonetheless, Fleury further agrees that we will execute an Acknowledgement of Receipt of the Final Judgment ("Acknowledgment") within fourteen days of the date the Court enters a Final Judgment, and that he will promptly file the original of the Acknowledgment, fully executed, with the Court, with copies to counsel for Plaintiff.

5.   Fleury waives findings of fact and conclusions of law.

6.   Fleury waives any right he may have to appeal from the Final Judgment.

7. Fleury acknowledges that this Consent and Final Judgment embody the entire agreement resolving this action. Fleury further acknowledges that this Consent is entered into voluntarily of its own accord, and that no offers, promises, inducements or threats of any kind have been made by the Commission or by any member, officer, agent, employee or representative thereof to induce him to enter into this Consent. Fleury acknowledges that he is specifically aware of the provisions of 17 C.F.R. ss.202.5(f).

8. Fleury agrees that this Consent shall be annexed to the Final Judgment, and that this Consent is hereby incorporated into the Final Judgment with the same force and effect as it fully set forth in the Final Judgment. Fleury agrees that he will not oppose the enforcement of the Final Judgment on the grounds, if any exists, that he fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection he may have based thereon.

9. Fleury agrees that the Final Judgment may be presented by the Commission's representatives to the Court for signature and entry without further notice.

10. Fleury agrees that the Court shall retain jurisdiction of this action for purposes of administering and enforcing the Final Judgment and for all other purposes.

11. Fleury acknowledges that this Consent and the Final Judgment do not bind any agency or government other than the Commission. Consistent with the provisions of 17 C.F.R.ss.202.5(f), Fleury waives any claim of Double Jeopardy based upon the settlement of this matter, including the imposition of any remedy or civil penalty.

     Dated this 16th day of May, 2001.
                                             Harry J. Fleury   /s/
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Notary Attached